Lynda Kay Chandler (858) 550-6014 kchandler@cooley.com	VIA EDGAR AND FEDERAL EXPRESS

June 6, 2011

United States Securities and Exchange Commission

Division of Corporate Finance

Mail Stop 6010

100 F Street, N.E.

Washington, D.C. 20549

Attn:	Jeffrey Riedler

    Karen Ubell

Re:	Horizon Pharma, Inc.

Registration Statement on Form S-1 (File No. 333-168504)

Amendment No. 6

Dear Mr. Riedler:

Enclosed for electronic filing via EDGAR pursuant to the Securities Act of 1933, as amended, on behalf of our client Horizon Pharma, Inc. (the “Company”), is Amendment No. 6 (“Amendment No. 6”) to the Company’s Registration Statement on Form S-1 (the “Registration Statement”) originally filed with the Securities and Exchange Commission (the “Commission”) on August 3, 2010. The copy of Amendment No. 6 that is enclosed with the paper copy of this letter is marked to show changes from the Registration Statement as filed on April 1, 2011.

Amendment No. 6 is being filed in response to comments received from the staff of the Commission (the “Staff”) by letter dated April 14, 2011 with respect to the Registration Statement (the “Comment Letter”). The numbering of the paragraphs below corresponds to the numbering in the Comment Letter, the text of which we have incorporated into this response letter for convenience. Except where otherwise indicated, page references in the text of the responses below correspond to the page numbers of Amendment No. 6.

Staff Comments and Company Responses

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Critical Accounting Policies and Significant Judgments and Estimates

Common Stock Valuation, page 62

1. Please tell us, and disclose how the receipt of $5.0 million in November 2010 from the agreement with Mundipharma for the commercialization of LODOTRA and the contemplation of the completion of the financing in 2011 impacted your determination of the value of your stock.

Response: The Company acknowledges the Staff’s comment and respectfully advises the Staff that the receipt of the upfront payment of less than $5.0 million in November 2010 under the agreement with Mundipharma for the commercialization of LODOTRA in certain Asian countries was accounted for as deferred revenue, the recognition of which was included in the Company’s updated projections as of December 31, 2010. The impact on the projections, business enterprise value and ultimate value of the Company’s common stock was negligible given the amount of the payment and the anticipated period of time over which the deferred revenue would be recognized. The possible completion of the Company’s initial public offering in the second quarter of 2011 was used to derive the time to liquidity in the Company’s option pricing model, which was in turn used to determine volatility in the peer group of companies, and to determine the lack of marketability discount. Since the anticipated time to liquidity and holding period increased from approximately two months at September 30, 2010, to approximately five months at December 31, 2010, the volatility and lack of marketability discount increased, resulting in a decrease in the estimated value of the Company’s common stock.

In response to the Staff’s request, the Company has also expanded its disclosure on page 70 of Amendment No. 6 consistent with the above.

Business, page 76

Temmler Supply Agreement, page 92

2. We note that you have entered into a packaging and assembling agreement with Temmler which appears to provide the same or similar services previously provided pursuant to the packaging and supply agreement with Catalent. In light of your previous determination that a similar agreement with Catalent was material to your business, please file a copy of your agreement with Temmler. Alternatively, provide an analysis supporting your determination that you are not substantially dependent on the agreement.

Response: The Company acknowledges the Staff’s comment and respectfully advises the Staff that while the services provided under the Supply Agreement, dated December 21, 2010, by and between Temmler Werke GmbH and Horizon Pharma AG (the “Temmler Agreement”) are substantially similar to the services previously provided pursuant to the Packaging and Supply Agreement, dated September 29, 2008, by and between Catalent Schorndorf GmbH (“Catalent”) and Horizon Pharma AG (the “Catalent Agreement”), the Temmler Agreement is not material to the Company’s business because the Company is not substantially dependent upon the Temmler Agreement. Further, the Company respectfully advises the Staff that the Catalent Agreement is no longer material to the Company’s business.

At the time that the Catalent Agreement was filed as an exhibit to the Registration Statement, the Catalent Agreement was material to the Company’s business because at that time the Company had no other source of supply for LODOTRA and the Company had not previously successfully established a source of commercial supply other than Catalent. Subsequently, the Company was able to successfully negotiate and enter into the Temmler Agreement and qualify Temmler as another source of supply for LODOTRA. While the Company is no longer receiving services under the Catalent Agreement, the agreement is still active and the Company may resume the use of services from Catalent in the future.

Like the Catalent Agreement, the Temmler Agreement does not contain any contractual exclusivity or minimum required use provisions. Given that the Company has two active supply agreements with qualified suppliers and the ability to switch between either one on short notice, the Company currently is not substantially dependent upon the Temmler Agreement or the Catalent Agreement. In addition, because the Company has now twice successfully completed the qualification process for a commercial supplier of LODOTRA, the Company believes that transferring such services to a new third-party supplier, if necessary, would involve substantially less risk and disruption to the Company’s business compared to when Catalent was the only supplier that the Company had qualified and successfully contracted with for the commercial supply of LODOTRA. Based upon the above analysis, the Company respectfully submits to the Staff that the Company is not substantially dependent upon the Temmler Agreement and therefore the Temmler Agreement is not material to the Company’s business.

3. We note that you have withdrawn your agreement with Catalent as an exhibit to the registration statement. Pursuant to Rule 477(a), please acknowledge that this exhibit has been withdrawn and advise us as to the basis of your determination to withdraw it.

Response: Pursuant to Rule 477(a), the Company hereby confirms its request that the Catalent Agreement, originally filed as Exhibit 10.25 to the Registration Statement, be withdrawn. The grounds upon which the Company has requested withdrawal are that the Catalent Agreement is no longer material to the Company’s business, as discussed in the Company’s response to Comment 2 above. Additionally, the Company withdraws the confidential treatment request originally filed on August 3, 2010, as subsequently amended, with respect to the Catalent Agreement and asks that the Commission not disclose the copy of the Catalent Agreement which was attached to the confidential treatment request. The Company confirms that the Registration Statement has not been declared effective and no securities have been issued or sold pursuant to the Registration Statement or the prospectus contained therein.

Notes to Consolidated Financial Statements

3. Acquisition, page F-21

4. Please clarify for us and elaborate your disclosure regarding the nature of information received surrounding the average market exclusivity period for the intangible assets. Further, please clarify for us what is meant by the statement that the assets were “similarly situated”, and how you made this determination.

Response: The Company acknowledges the Staff’s comment and respectfully advises the Staff that subsequent to the acquisition of Nitec Pharma AG (“Nitec”) by the Company on April 1, 2010, the Company analyzed data obtained from The Paragraph Four Report, an electronic publication of Parry Ashford Inc. (the “Paragraph Four Report”), which summarized litigation outcomes from 2003-2009 in cases involving generic challenges to branded drug patent exclusivity under a “Paragraph 4 filing.” The data included in the Paragraph Four Report showed that the makers of branded drugs prevailed in a larger percentage of cases than the percentage used in the Company’s prior assumptions. This new information led the Company to increase the useful lives of its acquired intangible assets.

The Company’s use of the term “similarly situated” in reference to its acquired intangible assets refers to the fact that the information included in the Paragraph Four Report related to branded drugs with patent exclusivity, like the Company’s LODOTRA product acquired in the Nitec acquisition.

In response to the Staff’s request, the Company has also expanded its disclosure on page F-24 of Amendment No. 6 consistent with the above.

5. Please quantify the initial tax rate used and tell us what triggered the Company’s “updated understanding” of the effective tax rate in Switzerland. Further, please tell us whether an impairment charge would have been taken absent the change in the useful life and the tax rate. We note that the company disclosed that they reduced their revenue projections.

Response: The initial tax rate that was used to determine the deferred tax liability amount recorded upon acquisition of Nitec as of April 1, 2010 was the statutory tax rate in Switzerland of 27.5%. This is comprised of the Swiss Federal and Cantonal tax rates. The Company’s updated understanding resulted from a subsequent determination that the Company would receive a deduction on each of its Swiss Federal and Cantonal tax returns for taxes paid to the other jurisdiction, which would lead to a lower overall effective tax rate from what was initially used. Accordingly, the deferred tax liability was adjusted using the updated effective Swiss tax rate.

With respect to the impairment test related to the Company’s in-process research and development (“IPR&D”), the Company advises the staff that the IPR&D subject to the impairment test consists of the U.S. rights to LODOTRA. Because the U.S. market represented the “principal” and “most advantageous” market for the U.S. rights to LODOTRA, the tax rate used in the IPR&D impairment analysis is a blend of U.S. Federal and state taxes, as opposed to Swiss taxes. Consequently, the Company’s updated understanding of the effective Swiss tax rate did not have any impact on the Company’s impairment test for IPR&D. The Company has revised its disclosure on pages 63 and F-24 of Amendment No. 6 to remove incorrect inferences to the contrary and clarify that the updated understanding of the effective Swiss tax rate only resulted in the adjustment to deferred tax liabilities and the related adjustment to the bargain purchase gain in the purchase price allocation for the Nitec acquisition.

With respect to the Staff’s question as to whether an impairment charge would have been taken on the U.S. rights to LODOTRA absent the change in useful life, the Company advises the Staff that the reduction in the Company’s revenue projections related to the Company’s total business revenues, including projected revenues from the Company’s DUEXIS product and revenues from the European rights to LODOTRA, which are not part of the IPR&D. The reduction in projected DUEXIS product revenue was not sufficient to cause the Company to fail step one of the long-lived assets impairment test. The Company acknowledges that some of the factors that caused it to reduce its overall revenue projections also applied to the U.S. rights to LODOTRA and resulted in the Company reducing some of its annual and peak sales forecasts for LODOTRA and delaying the expected commercial launch date for LODOTRA in the U.S. However, based on updated information, the Company has increased its cumulative projected revenue for the life of LODOTRA in comparison to the projections that were used in determining the IPR&D in purchase accounting. Pursuant to applicable accounting guidance, the Company has not conducted additional impairment analyses to determine whether there would have been an impairment charge on the IPR&D in the hypothetical situation where the Company did not have available to it or did not consider the updated information regarding the useful life of the LODOTRA rights and the related increase in projected cumulative revenue in the U.S for LODOTRA.

The Company further advises the Staff that since closing the Nitec acquisition, management has continued to perform market research to refine expectations of future cash flows. This has been done for the purpose of operating the business and without a specific view towards performing the impairment tests required by generally accepted accounting principles. As part of this ordinary course market research, in addition to the factors that led the Company to revise its overall business revenue projections downward, the Company became aware of new information that led it to believe that the expected useful life of the IPR&D was longer than originally projected. When all available information relevant to projected cash flows was included in the IPR&D impairment test in the fourth quarter of 2010, the Company determined that there had not been an impairment of the IPR&D.

16. Subsequent Events, page F-51

6. Please tell us how you will account for the subordinated convertible notes, including your analysis of any potential accounting impact resulting from the conversion feature.

Response: The subordinated convertible notes issued by the Company (each a “Convertible Note” and collectively, the “Convertible Notes”) are considered hybrid instruments, which consist of a debt host instrument together with a conversion feature, thus giving the holder of a Convertible Note an option to convert into an equity instrument providing the holder of a Convertible Note a residual interest in the Company. Each holder of a Convertible Note also has the option to present its Convertible Note to the Company and demand payment under the terms of the Convertible Note after a certain date (defined as the maturity date) or upon the occurrence of certain events, including failure of the Company to make a payment on the Convertible Note when due, bankruptcy or certain other liquidation events.

The following features are analyzed under ASC 815:

a)	Option exercisable by the holder of a Convertible Note to demand repayment of the loan by the Company after a certain date (“Put Option”);

b)	Conversion of the Convertible Notes into preferred stock; and

c)	The contingent conversion feature permitting the holder of a Convertible Note to convert outstanding principal and accrued interest into equity at the lower of the IPO price or $7.968 (the price paid in the Company’s last preferred stock equity financing).

The Company analyzed each of the above features as follows:

a)

The Put Option is not considered to be a derivative since the Convertible Notes are issued at par and are repayable at par plus accrued interest. Further, no additional payment will be required to be made upon exercise of the Put Option (nor was there a significant discount recorded at issuance that would be recouped if the Convertible

Notes are paid early at par value upon exercise of the Put Option). Therefore, the Put Option is considered to be closely and clearly related to the underlying debt host instrument and separate accounting for the Put Option is not required.

b)	The conversion feature (if evaluated as a separate instrument to purchase stock) does not meet the definition of a derivative since it does not have a mechanism for cash settlement or settlement in shares that are readily convertible to cash. On the date of issuance of the convertible debt, the debt is convertible to preferred stock which is not readily convertible to cash. Therefore, separate accounting is not required for the conversion option. Similarly, upon the occurrence of an IPO the Convertible Notes will be converted into shares of common stock which are not readily convertible into cash due to the fact that they will be restricted securities subject to minimum holding periods under Rule 144.

c)	In addition to the Put Option and the conversion feature described in a) and b) above, the Company also analyzed the contingent conversion option in the event an IPO were to occur after July 31, 2011 and the holders of Convertible Notes decide not to convert to common stock and instead hold the Convertible Notes until the maturity date of January 7, 2012. In this case, the conversion ratio will be tied to lower of the IPO price or $7.968 and future fluctuations in the Company’s common stock price between the issuance date of the Convertible Notes and the IPO date may impact the value of the conversion option, potentially resulting in an impact under ASC 815-40-15-5 to 15-7 (formerly EITF 07-5). However, upon the IPO, the conversion price of the Convertible Notes could potentially be adjusted and thereafter the conversion price would no longer be subject to further adjustment. This adjustment to the conversion price will not be problematic under ASC 815-40-15-5 to 15-7 and will be considered indexed to the Company’s stock and can likely qualify for classification in stockholders’ equity and therefore not be considered a derivative. Further, upon conversion of the Convertible Notes the entire value of such converted Convertible Notes will be settled in shares (not par value in cash and “conversion value” in shares), and therefore not subject to ASC 470-20-25-23 (formerly FSP APB 14-1).

Beneficial Conversion Feature (“BCF”) analysis

The Company has not issued any stock warrants in connection with the issuance of the Convertible Notes. Further, no bifurcation of the conversion and Put Option is required based on the analysis above. Therefore, to assess the BCF, the Company compared the fair value of the underlying common stock to which these Convertible Notes are ultimately presently convertible (through conversion into series B preferred stock and subsequently into common stock at the series B preferred stock conversion ratio of 1:1) with the effective conversion price of common stock to which the underlying preferred stock would be converted. The effective conversion price into common stock based on conversion through series B preferred stock is $7.968 per share, and the fair value of the common stock on July 12, 2010, January 7, 2011 and April 25, 2011 was determined to be $7.36, $7.25 and $7.80 per share, respectively. Therefore, a BCF does not exist at issuance since the effective conversion price into common stock was higher than the value of the common stock at each issuance date.

The Company also assessed the contingent BCF and noted that the terms of the Convertible Notes require that the conversion price be adjusted (reduced) upon occurrence of certain events (for example, upon issuance of convertible preferred stock at a price less than the conversion price of the outstanding preferred stock series, or upon an IPO). The Company considered the conversion option with a contingent reduction in the conversion price as a potential contingent BCF. As the terms of the contingent conversion option do not permit the Company to compute the number of shares that the holders of the Convertible Notes would receive until the contingent event occurs and the conversion price is adjusted, a contingent BCF cannot be measured at the commitment date. Therefore, the Company would calculate a BCF upon each subsequent occurrence of a contingency, and the related adjustment to the conversion price, as the difference between the adjusted conversion price and the fair market value of the common stock at the dates of the original issuance of the Convertible Notes.

As a result of the analysis described above, the Company has concluded that the Convertible Notes will be accounted for as a typical debt instrument with related interest expense recorded in the Company’s consolidated statement of operations. If the contingency is met and the conversion feature is considered “beneficial” in a future accounting period, an additional cost of financing charge will be recorded for the BCF in the Company’s consolidated statement of operations at that time. Additionally, the Company’s analysis and accounting treatment of the Convertible Notes is consistent with the treatment of those convertible promissory notes described in Note 8 to the consolidated financial statements on pages F-30 and F-31 and Note 16 to the consolidated financial statements on page F-52 of Amendment No. 6.

Additional Request to Withdraw Exhibit 10.5

Pursuant to Rule 477(a), the Company hereby requests that the Loan and Security Agreement, dated April 1, 2010, among the Company, Horizon Pharma AG, Kreos Capital III (UK) Limited and Silicon Valley Bank (the “Kreos-SVB Loan Agreement”), originally filed as Exhibit 10.5 to the Registration Statement, be withdrawn. The grounds upon which the Company has requested withdrawal are that the Kreos-SVB Loan Agreement has been terminated in connection with the Company’s repayment of all outstanding amounts thereunder and therefore the Kreos-SVB Loan Agreement is no longer material to the Company’s business. The Company confirms that the Registration Statement has not been declared effective and no securities have been issued or sold pursuant to the Registration Statement or the prospectus contained therein.

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The Company respectfully requests the Staff’s assistance in completing the review of Amendment No. 6 as soon as possible. Please advise us if we can provide any further information or assistance to facilitate your review. Please direct any further comments or questions regarding Amendment No. 6 or this response letter to me at (858) 550-6014 or Sean M. Clayton, Esq. at (858) 550-6034.

Sincerely,

Cooley LLP

/s/ Lynda Kay Chandler
Lynda Kay Chandler, Esq.

cc:	Timothy P. Walbert, Horizon Pharma, Inc.

Robert J. De Vaere, Horizon Pharma, Inc.

Barbara L. Borden, Esq., Cooley LLP

Sean M. Clayton, Esq., Cooley LLP

Cheston J. Larson, Esq., Latham & Watkins LLP

Divakar Gupta, Esq., Latham & Watkins LLP

Matthew T. Bush, Esq., Latham & Watkins LLP